                                                                   EXHIBIT 10.38

                   SENIOR NOTE AND WARRANT PURCHASE AGREEMENT

                   SENIOR NOTE AND WARRANT PURCHASE AGREEMENT

                                                          As of January 31, 2005

To the Persons listed on Exhibit 1.1A hereto (each a "Purchaser," and, collectively, the "Purchasers")

            Re: Senior Secured Notes and Warrants of WARP TECHNOLOGY HOLDINGS, INC.

Gentlemen:

      WARP TECHNOLOGY HOLDINGS, INC. (the "Company"), a Nevada corporation, agrees with each of you as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

            "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

            "Agreement" means this Senior Note and Warrant Purchase Agreement.

            "Amendment" means an Amendment to the Company's Articles of Incorporation, to increase the Company's authorized shares of Common Stock.

            "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

            "Company's Knowledge" means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

            "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

            "Collateral Agent" means Crestview Master Capital Master, LLC and any successor collateral agent under the Collateral Agency Agreement.

            "Collateral Agency Agreement" means the Collateral Agency Agreement of this date among the Company, Collateral Agent, the Purchasers and the purchasers of certain subordinated notes issued by the Company simultaneously with the issuance of the Notes.

            "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            "Gupta Purchase Agreement" means that certain Membership Interest Purchase Agreement, described in the SEC Filings, as assigned to and assumed by the Company, and as amended, which provides for the acquisition of the membership interests of Gupta.

            "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

            "Intercreditor Agreement" means the Intercreditor and Subordination Agreement of this date among the Company, Collateral Agent, the Purchasers and the purchasers of certain subordinated notes issued by the Company simultaneously with the issuance of the Notes.

            "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Transaction Documents.

            "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            "SEC Filings" has the meaning set forth in Section 4.6.

            "Securities" means the Notes, the Warrants and the Warrant Shares.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            "Security Agreement" means the Senior Security Agreement, dated as of the date of the closing, between the Company and Collateral Agent.

            "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person. For the avoidance of doubt, Gupta is not included in any reference to "Subsidiaries" of the Company.

            "Transaction Documents" means this Agreement, the Notes, the Warrants, the Security Agreement, the Collateral Agency Agreement, the Intercreditor Agreement, the Subsidiary Guaranty, the Senior Subsidiary Security Agreement and the Intellectual Property Security Agreement.

            "Warrants" shall mean the Initial Warrants and, if issued, the Additional Warrants.

            "Warrant Shares" means the shares of capital stock of the Company issuable upon the exercise of the Warrants.

                                   ARTICLE II
                       PURCHASE, SALE AND TERMS OF SENIOR
                           SECURED NOTES AND WARRANTS

      2.1 Senior Secured Notes and Warrants. The Company has authorized the issuance, sale and delivery at the Closings (as defined below) to the Purchasers of (A) senior secured notes in the aggregate principal amount of up to $6,850,000 (the "Notes"), the form of which is attached as Exhibit 1.B hereto, and (B) warrants (the "Initial Warrants"), the form of which is attached hereto as Exhibit 1.1C, to purchase such number of shares of common stock, $0.00001 par value per share ("Common Stock"), of the Company in the respective amounts set forth in Exhibit 1.1A hereto. In addition, the Company has authorized the issuance, sale and delivery of additional warrants (the "Additional Warrants"), in the respective amounts set forth in Exhibit 1.1A hereto, to be issued and delivered to each Purchaser in the event that the Company elects to extend the maturity date of the Notes as set forth therein. Notwithstanding payment by the Company to the holders of the Notes of any principal and accrued interest thereon, the Warrants shall remain valid and exercisable for shares of Common Stock as provided for therein.

      2.2 Reservation of Stock. Upon the effectiveness of the filing of the Amendment, which the Company undertakes to file on the Closing Date, the Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of shareholders, a sufficient number of its authorized but unissued shares of capital stock to satisfy the rights of exercise of the holders of the Warrants to acquire Warrant Shares.

      2.3 Purchase Price and Closing. The Company agrees to issue, sell and deliver to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree (a) to purchase the principal amount of the Notes (together with the attendant Warrants) set forth opposite their respective names in Exhibit 1.1A for the Closing. The closing of the purchase, sale and delivery of the Notes and Warrants to be acquired by the Purchasers from the Company under this Agreement (the "Closing") shall take place at the offices of the Company at 151 Railroad Avenue, Greenwich, CT, 06830 or such other place as the parties may agree. At the Closing, the Company will deliver to each Purchaser the Notes and certificates for the attendant Warrants that are purchased by such Purchaser at the Closing in exchange for a transfer of funds to the account of the Company by wire transfer. The date and time of the Closing shall be at 12:00 p.m. on January ___, 2005. The date of the Closing is referred to herein as the "Closing Date."

      2.4 Representations by the Purchasers. Each of the Purchasers represents severally, but not jointly, to the Company as follows:

            (a) Investment Representations. It is its present intention to acquire the Notes and Warrants to be acquired by it for its own account (and it will be the sole beneficial owner thereof) and that the Notes and Warrants and the Warrant Shares into which the Warrants may be exercised, respectively, are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof except pursuant to registration under the Securities Act or an exemption therefrom. The acquisition by each Purchaser of the Notes and Warrants acquired by it shall constitute a confirmation of this representation by each such Purchaser. Each of the Purchasers further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 or Rule 144A as promulgated by the Securities and Exchange Commission (the "SEC"), all certificates evidencing any of the Notes, the Warrants or Warrant Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

            The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder.

            (b) Access to Information. Each Purchaser or its representative during the course of this transaction, and prior to the purchase of any Notes and Warrants, has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the offering of the Notes and Warrants, and the additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

            (c) General Access. Each Purchaser or its representative has received and read or reviewed, and is familiar with, this Agreement and the other agreements executed or delivered herewith, including the terms of the Notes and Warrants, and confirms that all documents, records and books pertaining to such Purchaser's investment in the Company and requested by such Purchaser or its representative have been made available or delivered to him.

            (d) Sophistication and Knowledge. Each Purchaser or its representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Notes and Warrants. Each Purchaser can bear the economic risks of this investment and can afford a complete loss of its investment.

            (e) Transfer Restrictions Imposed by Securities Laws. Each Purchaser understands that the Notes, the Warrants and the Warrant Shares have not been registered under the Securities Act and applicable state securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. Each Purchaser is and must be purchasing the Notes, the Warrants and the Warrant Shares for investment for the account of such Purchaser and not for the account or benefit of others, and not with any present view toward resale or other distribution thereof. Each Purchaser agrees not to resell or otherwise dispose of all or any part of the Notes, the Warrants and the Warrant Shares purchased by such Purchaser except as permitted by law, including, without limitation, any regulations under the Securities Act and applicable state securities laws. Purchasers are aware that Rule 144 or Rule 144A under the Securities Act may not be available as a basis for exemption from registration of the shares of Common Stock issuable upon conversion or exercise of the Warrants and Warrant Shares.

            (f) Lack of Liquidity. Each Purchaser has no present need for liquidity in connection with its purchase of the Notes and Warrants.

            (g) Suitability and Investment Objectives. The purchase of the Notes and Warrants by each Purchaser is consistent with the general investment objectives of the Purchaser. The Purchaser understands that the purchase of the Notes and Warrants involves a high degree of risk in view of the fact that, among other things, the Company has not been operated profitably in the past, and intends to complete a significant acquisition. The Company hereby incorporates all risk factors set forth in the Company's filings under the Exchange Act.

            (h) Accredited Investor Status. Each Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

      2.5 Brokers or Finders. Each Purchaser severally, and not jointly, represents that no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser or its respective agents, other than as described in Schedule 4.20.

                                   ARTICLE III
                      CONDITIONS TO PURCHASERS' OBLIGATIONS

      3.1 Conditions to the Purchaser's Obligations. The obligation of each Purchaser to purchase the Notes and the Warrants at the Closing is subject to the fulfillment to such Purchaser's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Purchaser (as to itself only):

            (a) The representations and warranties made by the Company in
Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

            (b) Other than the Amendment, the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

            (c) Each signatory to a Transaction Document shall have executed and delivered the Transaction Documents to which it is a party.

            (d) The Company shall have received gross proceeds from the sale of the Notes and Warrants as contemplated hereby of at least $6,000,000.

            (e) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

            (f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), and (e) of this Section 3.1.

            (g) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, setting forth in detail all of the expenses incurred by the Company in connection with the issuance and sale of the Notes and Warrants pursuant to the terms of this Agreement.

            (h) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

            (i) The Purchasers shall have received an opinion from Ernest Mysogland, the Company's in-house counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Purchasers and addressing such legal matters as the Purchasers may reasonably request.

            (j) No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

            (k) At the time of the Closing, no Event of Default (as such term is defined in the Notes) shall have occurred and be continuing.

            (l) to the extent required by the Security Agreement, all action shall have been taken so that Collateral Agent has obtained, for the benefit of the Purchasers, a duly perfected first priority security interest and pledge of all Collateral (as defined in the Security Agreement and other collateral documents) to Collateral Agent's satisfaction.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to the Purchasers that:

      4.1 Organization, Good Standing and Qualification. As of the Closing, each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.

      4.2 Authorization. Subject to the effectiveness of the filing of the Amendment, the Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

      4.3 Capitalization. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim. Other than pursuant to the Investors' Rights Agreement (the "Investors' Agreement"), dated January __, 2005, among the Company and certain Investors (as defined therein) when such is executed and delivered, or pursuant to the Certificate of Designations, Preferences and Rights pertaining to the Company's Series C Preferred Stock (the "Series C Certificate of Designations") when such is filed and becomes effective, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Other than pursuant to the Investors' Agreement, or any agreements which have been filed as exhibits to the SEC Filings (collectively, the "Material Contracts"), there are no voting agreements, buy-sell agreements, options or rights of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Other than pursuant to the Investors' Agreement, or any of the Material Contracts, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person, other than pursuant to the Investors' Agreement.

            The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Purchasers) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

            The Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

      4.4 Valid Issuance. The Notes have been duly and validly authorized. The Warrants have been duly and validly authorized. Subject to the effectiveness of the filing of the Amendment, upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Purchasers. Subject to the effectiveness of the filing of the Amendment, the Company has reserved a sufficient number of shares of capital stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Purchasers.

      4.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than the Amendment, filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Purchaser set forth in
Section 2 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Articles of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Purchasers or the exercise of any right granted to the Purchasers pursuant to this Agreement or the other Transaction Documents.

      4.6 Delivery of SEC Filings; Business. The Company has made available to the Purchasers through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2004 (the "10-K"), and all other reports filed by the Company pursuant to the Exchange Act since the filing of the 10-K and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the Exchange Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

      4.7 Use of Proceeds. The net proceeds of the sale of the Notes and the Warrants hereunder shall be used for the acquisition of Gupta Technologies, LLC, and for working capital purposes.

      4.8 No Material Adverse Change. Since June 30, 2004, except as identified and described in the SEC Filings, there has not been:

            (a) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

            (b) any declaration or payment of any dividend (other than the payment in shares of Common Stock of accrued dividends on the shares of the Company's Series B 10%

Cumulative Convertible Preferred Stock or on the shares of the Company's Series B-2 Preferred Stock), or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

            (c) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

            (d) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

            (e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted) other than pursuant to the conversion of the existing notes (the "Existing Bridge Notes") issued by the Company the proceeds of which were used to pay purchase price deposits to the seller for the acquisition of Gupta;

            (f) any change or amendment to the Company's Articles of Incorporation (other than the Amendment and the Series C Certificate of Designations) or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

            (g) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

            (h) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business, other than this Agreement, the Transaction Documents, the issuance of the Other Notes (as defined in the Security Agreement);

            (i) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

            (j) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

            (k) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

      4.9 SEC Filings.

            (a) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            (b) Each registration statement and any amendment thereto filed by the Company since June 30, 2002 pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

      4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Articles of Incorporation (subject to the filing of the Amendment) or the Company's Bylaws, both as in effect on the date hereof, or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

      4.11 Tax Matters. The Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

      4.12 Title to Properties. Except as disclosed in the SEC Filings, including, without limitation, the Material Contracts, and except pursuant to this Agreement and the Transaction Documents, and the Other Notes, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

      4.13 Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

      4.14 Labor Matters.

            (a) The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.

            (b) (i) There are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company's employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company's employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company's Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

            (c) The Company is, and at all times has been, in full compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There no claims are pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. Sections 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

            (d) Other than the Material Contracts, the Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any "excess parachute payment," as defined in
Section 2806(b) of the Internal Revenue Code.

            (e) Each of the Company's employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States. To the Company's

Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

      4.15 Intellectual Property.

            (a) All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

            (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

            (c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses, and other than under the Material Contracts, under this Agreement, the Transaction Documents, or the Other Notes. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

            (d) The conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

            (e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

            (f) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

      4.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

      4.17 Litigation. Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

      4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

      4.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

      4.20 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.20. No two Persons listed in Schedule 4.20 shall be entitled to any commission, fee or other compensation with respect to the purchase of Securities by the same Purchaser.

      4.21 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

      4.22 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

      4.23 Private Placement. The offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act, subject to the accuracy of the Purchasers' representations set forth herein.

      4.24 Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets;
(d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

      4.25 Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      4.26 Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

      4.27 Indebtedness and Other Contracts. Except as disclosed in the SEC Filings, under the Material Contracts, this Agreement, any of the Transaction Agreements, or the Other Notes, neither the Company nor any of its Subsidiaries
(i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

      4.28 Solvency. Assuming that no event or condition shall have occurred after the date hereof and prior to the Closing that would have a Material Adverse Effect and subject to the Closing, the closings of the Other Notes, and the closing of the acquisition of Gupta, the Company will not be Insolvent (as defined below) after giving effect to the issuance of the Securities. For purposes of this Section 4.28, "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, or (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its or any of its Subsidiaries' creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

      4.29 Gupta. Upon the Closing, the closings of the Other Notes, and the closing of the acquisition of Gupta under the Gupta Purchase Agreement, the Company represents and warrants that the representations and warranties made by Gupta Holdings, LLC (the "Seller") under the Gupta Purchase Agreement qualified as to materiality shall be true and correct on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Seller under the Gupta Purchase Agreement not qualified as to materiality shall be true and correct in all material respects on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and that the Gupta Purchase Agreement shall be in full force and effect, enforceable in accordance with its terms.

                                   ARTICLE V
                          SURVIVAL AND INDEMNIFICATION

      5.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be deemed to be as of such earlier date) and shall survive the execution and delivery of this Agreement

      5.2 Indemnification. The Company agrees to indemnify and hold harmless, on an after-tax and after insurance recovery basis, each Purchaser and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

      5.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 5.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all reasonable fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.1 Registration Rights. The Warrant Shares shall have the registration rights described in the Investors' Rights Agreement, dated January __, 2005.

      6.2 Publicity / Form 8-K. By 8:30 a.m. (New York City time) on the trading day immediately following the Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement. No later than the fourth trading day following the Closing Date, the Company will file a Current Report on Form 8-K attaching the press release described in the foregoing sentence as well as copies of the Transaction Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Nasdaq, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

      6.3 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      6.4 Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from all of the Purchasers. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything to the contrary contained herein (x) no amendment, consent or waiver shall be effective to reduce the unanimous consent required above and (y) any amendment, consent or waiver shall apply to all the Purchasers and shall not discriminate against any particular Purchaser or Purchasers.

      6.5 Addresses for Notices. All notices, requests, demands and other communications provided for hereunder or under any Transaction Document shall be in writing (including telegraphic and facsimile communications with confirmation of receipt) and mailed, telegraphed or delivered to each applicable party at the address set forth in Exhibit 1.1A hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

      If to any other holder of capital stock of the Company: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth in Exhibit 1.1A hereto or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section.

      If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section.

      All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered or certified mail, return receipt requested) or telegraphed, and shall be considered to be delivered three (3) days after dispatch or upon receipt.

      6.6 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at all of the Notes.

      6.7 Prior Agreements. This Agreement, the Transaction Documents or other agreements executed and delivered herewith constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

      6.8 Severability. The provisions of this Agreement and the terms of the Notes and the Warrants are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the terms of the Notes or the Warrants shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the terms of the Notes and the Warrants, but this Agreement and the terms of the Notes and the Warrants shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

      6.9 Confidentiality. Each Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights previously granted to any Purchaser, unless such information is known, or until such information becomes known, to the public; provided, however, that a Purchaser may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any of the Notes and the Warrants from such Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 6.9, (iii) to any affiliate or partner of such Purchaser and (iv) as required by applicable law.

      6.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

      6.11 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      6.12 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      6.13 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Transaction Agreements.

      6.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

      6.15 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay Crestview Capital Master, LLC $25,000 at Closing for legal fees and due diligence costs. The Company shall reimburse the Purchasers upon demand for all reasonable out-of-pocket expenses incurred by the Purchasers, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

      6.16 Refinancing. The Company will be required to obtain the consent of a majority in interest of the Purchasers prior to refinancing the Notes if the interest rate on such refinancing will exceed 10% or if warrants issued to new lenders will exceed 5% of the common stock of the Company, determined on a fully diluted basis.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WARP TECHNOLOGY HOLDINGS, INC.

By:_________________________________________
Its:

Purchaser

By:_________________________________________
Its:

                                  EXHIBIT 1.1A

                             Schedule of Purchasers

                                                                                            NUMBER OF ADDITIONAL
                                        AMOUNT TO BE        NUMBER OF INITIAL               WARRANTS TO BE ISSUED
                                      PURCHASED IN THE    WARRANTS TO BE ISSUED AT            UPON EXTENSION OF
NAME AND ADDRESS OF PURCHASER              CLOSING             THE CLOSING                 MATURITY DATE OF NOTES.
-----------------------------         ----------------    ------------------------         -----------------------
Crestview Capital Master, LLC            $2,000,000                779,562                          779,562
DCOFI Master LDC                         $2,000,000                779,562                          779,562
Asset Managers International Ltd.        $1,000,000                389,781                          389,781
Gupta Holdings, LLC                      $  750,000*               292,336                          292,336
B/T Investors, a General Partnership     $  975,000                380,036                          380,036
Griffin Crossover Fund                   $  125,000                 48,723                           48,723

* $750,000 in consideration paid pursuant to Section I A(2) of the Amendment No. 1 to the Membership Interest Purchase Agreement made and entered into as of January 31, 2005, by and between the Company and Gupta Holdings, LLC.

                                  EXHIBIT 1.1B

                                  FORM OF NOTE

                                  EXHIBIT 1.1C

                                 FORM OF WARRANT

                                  SCHEDULE 4.20

                               BROKERS OR FINDERS

                                                                              AMOUNT INVESTED         AMOUNT OF FEE (CASH,
NAME OF PURCHASER                                  BROKER OR FINDER              HEREUNDER                 WARRANTS)
-----------------                                  ----------------           ---------------       ------------------------
Crestview Capital Master, LLC                   Griffin Securities, Inc.         $2,000,000         $200,000 and Warrants to
                                                                                                    acquire 200,000 shares
                                                                                                    of Common Stock

DCOFI Master LDC                                Duncan Capital, LLC              $2,000,000         $120,000 and Warrants to
                                                                                                    acquire 160,000 shares
                                                                                                    of Common Stock

Asset Managers International Ltd.               Duncan Capital, LLC              $1,000,000         $60,000 and Warrants to
                                                                                                    acquire 80,000 shares of
                                                                                                    Common Stock